BUCHALTER NEMER
A Professional Corporation
STEVEN M. SPECTOR (SBN: 51623)
OREN BITAN (SBN: 251056)
1000 Wilshire Boulevard, Suite 1500
Los Angeles, CA 90017-2457
Telephone: (213) 891-0700
Fax: (213) 896-0400
Email: sspector@buchalter.com
Email: obitan@buchalter.com

CONFORMED COPY
ORIGINAL FILED
Superior Court of California
County of Los Angeles

SEP 03 2014

Sherri R. Carter, Executive Officer/Clerk
By: Ani Dastaryan, Deputy

Attorneys for Plaintiff
HILLAIR CAPITAL INVESTMENTS L.P.

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF LOS ANGELES

HILLAIR CAPITAL INVESTMENTS L.P., a Cayman Islands limited partnership,

Plaintiff,

vs.

BOLDFACE GROUP, INC., a Nevada Corporation, BOLDFACE LICENSING + BRANDING, a Nevada corporation, and DOES 1 through 20, inclusive,

Defendants.

CASE NO. SC123052

Assigned to Judge Craig D. Karlan
Department N

ORDER GRANTING *EX PARTE* APPLICATION; APPOINTING RECEIVER OVER ASSETS OF RECEIVERSHIP DEFENDANTS; TEMPORARY RESTRAINING ORDER; ORDER TO SHOW CAUSE WHY RECEIVER SHOULD NOT BE CONFIRMED AND WHY PRELIMINARY INJUNCTION SHOULD NOT BE GRANTED

***Ex Parte* Hearing**:
Date: September 3, 2014
Time: 8:30 a.m.
Dept.: N

Order to Show Cause Hearing:
Date:
Time:
Dept.:

The Court, having considered plaintiff Hillair Capital Investments L.P. ("Hillair" or "Plaintiff") *ex parte* application for appointment of receiver and issuance of a temporary restraining order ("Application"), the memorandum of points and authorities and declarations filed in support thereof, the pleadings in this action, and good cause appearing:

ORDER APPOINTING RECEIVER

IT IS HEREBY ORDERED that, pending the hearing of this Order to Show Cause, David P. Stapleton ("Receiver") is appointed as receiver to take possession, custody, and control of all of the assets of defendants Boldface Group, Inc., a Nevada corporation, and Boldface Licensing + Branding, a Nevada corporation, (collectively, "Receivership Defendants") including but not limited to their contract rights to licenses, distribution agreements, inventory, intellectual property, all accounts receivable, inventory, equipment, fixtures, software, goods, instruments, policies or certificates of insurance, deposit accounts, money, investment property, intangibles, and all other property which has been pledged by the Receivership Defendants, or any of them, to Hillair as collateral under the June 2013 Security Agreement, March 2014 Security Agreement, and July 2014 Security Agreement, as those terms are defined in the Application, together with all revenues, profits, proceeds, and payments thereof (the "Collateral") (the assets of the Receivership Defendants, as well as the Collateral, are referred herein collectively as the "Receivership Property"), wherever located, including but not limited to the following locations: 1945 Euclid Street, Santa Monica, CA 90404 and all other locations where the Collateral may be stored by the Receivership Defendants or others, and to conserve and liquidate the Receivership Property in accordance with this Order and further orders of this Court. The powers of the Receiver are all the usual and customary powers of a receiver to take control of and operate the Receivership Property, including and subject to the duties and powers enumerated below.

//

//

//

//

IT IS FURTHER ORDERED that:

1. Receiver's Oath and Bond. Before performing his duties, the Receiver shall execute a receiver's oath and file a bond with surety thereon, approved by this Court in the sum of $200,000, conditioned upon the faithful performance of the Receiver's duties.

2. Receiver's Disclosures. Within seven (7) days of his appointment, the Receiver is to disclose to all parties any financial relationship between the Receiver and any company he hires to assist in the management of the Receivership Property.

3. Hillair's Undertaking. Hillair shall file an undertaking under California *Code of Civil Procedure* Section 566 in the amount of $10,000 which undertaking shall be from a surety approved by the Court.

4. Receiver's Duties and Powers. After so qualifying, the Receiver:

(a) Shall take possession, custody and control of the Receivership Property, including without limitation, the Collateral, together with all related documents, books, records, papers, and accounts and may, at the Receiver's sole discretion, continue to operate the business of the Receivership Defendants as a going concern, operate the business for the purposes of facilitating a sale or liquidation of the Receivership Property at any terms the Receiver deems reasonable under the circumstances, or shutdown and cease operations of all or a portion of the business of the Receivership Defendants, and take all appropriate action in furtherance of the foregoing;

(b) Is authorized to immediately employ the services of attorneys, accountants, computer consultants, property managers, and other professionals in connection with his duties administering the receivership estate and pay for those services in the amount of the normal fees charged by those professionals.

(c) Shall collect all profits, proceeds, and income resulting from the Receivership Property;

(d) Shall care for, preserve, operate and maintain the Receivership Property;

(e) Shall enter into contracts as the Receiver reasonably believes necessary for the preservation of the Receivership Property;

(f) Shall institute and prosecute all suits as the Receiver, upon obtaining permission of the Court, may reasonably believe to be necessary in connection with the preservation of the Receivership Property, and defend all such suits and actions as may be instituted against the Receivership Property or the Receiver;

(g) Shall obtain and pay for any licenses or permits that the Receiver reasonably believes to be necessary for the preservation of the Receivership Property;

(h) Shall issue subpoenas, conduct and participate in discovery, take depositions, pursue contempt actions, and otherwise pursue all remedies available by law to ensure compliance with the Receiver's authority granted herein; and

(i) Shall incur the expenses necessary for the care, preservation and maintenance of the Receivership Property.

5. Receivership Fees and Costs. The Receiver may charge as interim fees his standard hourly billing rate, which is currently $325 per hour, plus reimbursement of costs for the Receiver's services. The Receiver is authorized to employ the services of accountants, attorneys, computer consultants, property managers, field agents and case managers, and other professionals in connection with his duties administering the receivership estate and pay for those services in the amount of the normal fees charged by those professionals.

6. Inventory. Within thirty (30) days after qualification hereunder, the Receiver shall file an inventory of all of the property of which he has taken possession pursuant to this Order.

7. Monthly Statements. The Receiver shall prepare and serve monthly statements reflecting the Receiver's fees and administrative expenses, including fees and costs of accountants and attorneys and other professionals authorized by the Court, incurred for each monthly period in the operation and administration of the receivership estate. Upon service of each statement, the Receiver may disburse from estate funds, if any, the amount of each statement. Notwithstanding periodic payment of fees and expenses, all fees and expenses shall be submitted to the Court for its approval and confirmation, in the form of either a properly noticed interim request for fees, a stipulation of all parties, or in the Receiver's Final Account and Report.

8. Operation of Receivership Property. The Receiver shall preserve and manage the Receivership Property and may employ agents, employees, clerks, accountants, and any other persons necessary to administer the receivership estate, to carry out his duties as herein provided, to purchase materials, supplies and services, and pay for them at the ordinary and usual rates out of the funds which shall come into the Receiver's possession and shall do all things and incur the risks and obligations ordinarily incurred by owners, managers and operators of similar businesses and enterprises as such Receiver. No such risk, obligation or expense so incurred shall be the personal risk or obligation of the Receiver, but shall be the risk, obligation and expense of the receivership estate.

9. Bank Accounts. The Receiver is empowered to establish bank accounts for the deposit of monies and funds collected and received in connection with the receivership estate, at federally insured banking institutions or savings associations which are not parties to this case. Monies coming into the possession of the Receiver and not expended for any purposes herein authorized shall be held by the Receiver in interest-bearing accounts.

10. Further Instructions. The Receiver and the parties to this case may at any time apply to this Court for further or other instructions or orders and for further powers necessary to enable the Receiver to perform the Receiver's duties properly.

11. Use of Funds. All monies coming into the Receiver's possession shall only be expended for the purposes herein authorized, and the balance of funds shall be held by the Receiver pending further order of this Court.

12. Insurance. The Receiver shall determine upon taking possession of the Receivership Property whether in the Receiver's judgment there is sufficient insurance coverage. With respect to any insurance coverage, the Receiver shall be named as an additional insured on the policies for the period that the Receiver shall be in possession of the Receivership Property. If sufficient insurance coverage does not exist, the Receiver shall immediately notify the parties to this lawsuit and shall have thirty (30) calendar days to procure sufficient all risk and liability insurance for the Receivership Property; provided, however, that if the Receiver does not have sufficient funds to do so, the Receiver shall seek instructions from the Court with regard to

whether insurance shall be obtained and how it is to be paid for. If consistent with existing law, the Receiver shall not be responsible for claims arising from the lack of procurement or inability to obtain insurance.

13. Discharge. Discharge of the Receiver shall require a court order after a properly noticed motion approving the Receiver's Final Report and Account.

14. Entry to Property. The Receiver shall further be entitled to engage a locksmith for the purposes of gaining entry to any property that is the subject of this receivership and through any security system, in order to obtain any property or documents to which the Receiver is entitled pursuant to this Order, as well as giving any notices which may be required in performing the Receiver's duties. The Receiver may have locks or security codes changed, or have keys created that will work for the existing locks.

15. Tax Identification. The Receivership Defendants shall provide the Receiver with all tax identification numbers utilized in connection with the operation of the Receivership Property. The Receiver shall also be entitled to utilize the tax identification numbers during his operation of the receivership estate.

16. Mail. The Receiver is authorized to have all mail addressed to the Receivership Defendants forwarded to an address to be designated by him. The Receiver can also take full control of any post office boxes, whether located at a United States Post Office or a private mail facility.

17. Bank Accounts. All banks and financial institutions which hold any Receivership Property accounts shall turn over complete authority and control of the Receivership Defendants' bank accounts to the Receiver, including all funds in any such accounts upon presentation of a copy of this Order, and shall provide copies of any requested records regarding any such accounts to the Receiver.

18. Delivery of Revenues. The Receivership Defendants, upon receipt of a copy of this Order, shall deliver to the Receiver immediate possession of all revenues and income generated from the businesses of Receivership Defendants and/or the Collateral in its possession,

custody or control. This delivery to the Receiver shall be completed within forty-eight (48) hours of receipt of a copy of this Order.

19. Documents in Receiver's Possession. The parties to this action shall upon reasonable notice be entitled to have access to, and make copies of, any documents in the Receiver's possession.

20. Plaintiff's Notice to Receiver. Plaintiff shall promptly notify the Receiver in writing of the names, addresses, and telephone numbers of all parties who appear in the action and their counsel. The parties to this action shall give notice to the Receiver and of all events that affect the receivership, including all court proceedings in this action.

21. Bankruptcy – Plaintiff's Duty to Give Notice. If a defendant files a bankruptcy case during the receivership, Plaintiff shall give notice of the bankruptcy case to the Court, to all parties, and to the Receiver by the close of the next business day after the day on which Plaintiff receives notice of the bankruptcy filing.

22. Bankruptcy – Receiver's Duties. If the Receiver receives notice that a bankruptcy has been filed and part of the bankruptcy estate includes property that is the subject of this order, the Receiver shall have the following duties:

a. The Receiver shall immediately contact the party who obtained the appointment of the Receiver and determine whether that party intends to move in the bankruptcy court for an order for (1) relief from the automatic stay, and (2) relief from the Receiver's obligation to turn over the property (11 U.S.C. § 543). If the party has no intention to make such a motion, the Receiver shall immediately turn over the property to the appropriate entity either to the trustee in bankruptcy if one has been appointed or, if not, to the debtor in possession – and otherwise comply with 11 United States Code section 543.

b. If the party who obtained the receivership intends to seek relief immediately from both the automatic stay and the Receiver's obligation to turn over the property, the Receiver may remain in possession and preserve the property pending the ruling on those motions (11 U.S.C. § 543(a)). The Receiver's authority to preserve the property shall be limited as follows:

(1) The Receiver may continue to collect rents and other income;

(2) The Receiver may make only those disbursements necessary to preserve and protect the property;

(3) The Receiver shall not execute any new leases or other long-term contracts; and

(4) The Receiver shall do nothing that would effect a material change in the circumstances of the property.

c. If the party who obtained the receivership fails to file a motion within 10 court days after his or her receipt of notice of the bankruptcy filing, the Receiver shall immediately turn over the property to the appropriate entity either to the trustee in bankruptcy if one has been appointed or, if not, to the debtor in possession and otherwise comply with 11 United States Code section 543.

d. The Receiver may petition the Court to retain legal counsel to assist the Receiver with issues arising out of the bankruptcy proceedings that affect the receivership.

23. Receiver Certificates. The Receiver may issue Receivership Certificates in increments of at least $10,000 bearing interest at eight percent (8%) per annum for up to $1,000,000 to any person or parties. All funds loaned to the Receiver pursuant to such Receivership Certificate(s) shall be deemed to be a lien of first priority which shall be repaid prior to all other encumbrances and claims, other than costs of administration.

24. Turn Over and Cooperation. The Receivership Defendants, and their respective officers, agents, managers, employees, assignees, successors, attorneys, representatives, and all persons acting under, in concert with, or for them:

a. Shall relinquish and turn over possession of the Receivership Property, including but not limited to all of its assets (including any cash) to the Receiver forthwith upon his appointment becoming effective;

b. Shall turn over to the Receiver and direct all other third parties in possession thereof to turn over all keys, passwords, access codes, administrator codes and passwords, leases, books, records, books of account, ledgers, operating statements, budgets, and

all other Receivership Property records relating to the Receivership Property, wherever located, and in whatever mode maintained, including information contained on computers and any and all software relating thereto as well as all banking records, statements and cancelled checks;

c. Shall turn over to the Receiver all documents which pertain to all licenses, permits, or government approvals relating to the Receivership Property and shall immediately advise the Receiver of any social security or taxpayer identification numbers used in connection with the operation of the Receivership Property;

d. Shall immediately advise the Receiver as to the nature and extent of insurance coverage on the Receivership Property. The parties shall immediately name the Receiver as an additional insured on the insurance policy(ies) for the period that the Receiver shall be in possession of the Receivership Property. The parties and their agents and representatives are prohibited from canceling, reducing or modifying any and all insurance coverage currently in existence with respect to the Receivership Property;

e. Shall cooperate with and reasonably assist the Receiver with respect to his operation of the Receivership Property, including but not limited to promptly responding to any inquiry by the Receiver for information.

TEMPORARY RESTRAINING ORDER

IT IS FURTHER ORDERED that:

1. Pending further Order of this Court, the Receivership Defendants, and their respective officers, directors, agents, property managers and employees, and all other persons acting under, in concert with, or for them who have actual or constructive knowledge of this Order, and their agents and employees shall not in any manner, directly or indirectly:

a. Commit or permit any waste of the Receivership Property or any part thereof, or suffer or commit or permit any act on the Receivership Property or any part thereof in violation of law, or remove, transfer, encumber or otherwise dispose of any of the property or of the Receivership Property or any part thereof;

b. Directly or indirectly interfere in any manner with the discharge of the Receiver's duties under this Order or the Receiver's possession of and operation or management

of the Receivership Property;

c. Expend, disburse, transfer, assign, sell, convey, devise, pledge, mortgage, create a security interest in, encumber, conceal or in any manner whatsoever deal in or dispose of the whole or any part of the Receivership Property without prior specific Court Order;

d. Withhold any Receivership Property assets, books, records, or funds from the Receiver; and

e. Do any act which will, or which will tend to impair, defeat, divert, prevent or prejudice the preservation of the Receivership Property.

ORDER TO SHOW CAUSE

IT IS HEREBY ORDERED that the Receivership Defendants appear on 10-17-14, 2014, at 8:30 a.m., in Department N of the above-entitled Court, located at 1745 Main Street, Santa Monica, CA 90404, to show cause, if it has any:

1. Why the Receivership Defendants and their respective officers, managers, agents, employees, and all persons acting under, in concert with or on behalf of the Receivership Defendants, should not be enjoined and restrained from, in any manner, directly or indirectly, receiving, collecting, diverting or otherwise taking any Receivership Property, or any income, revenue or profit derived therefrom, expending, disbursing, transferring, assigning, selling, conveying, devising, pledging, mortgaging, creating a security interest in, encumbering, concealing, or in any manner whatsoever dealing in, disposing of or impairing the value of the whole or any part of the Receivership Property, or any proceeds or other income derived therefrom; and

2. Why the Receiver should not be confirmed to take possession, custody and control of the Receivership Property, and to maintain, conserve and liquidate such Receivership Property with the powers and duties enumerated above and in accordance with the terms of this Order and until further Order of this Court.

//

//

//

SERVICE AND BRIEFING SCHEDULE

Plaintiff's *ex parte* Application, Memorandum of Points and Authorities, this Order and all declarations and supporting papers are to be served on the Receivership Defendants or its attorney(s) if disclosed to the Plaintiff, no later than 9-8, 2014, with proof of service to be filed no later than 9-12, 2014.

Any opposition to this Order to Show Cause is to be served on Plaintiff's attorneys of record and filed no later than 9-30, 2014.

Any reply is to be served on the Receivership Defendants, or its attorney(s) of record if disclosed to the Plaintiff, and filed no later than 10-7, 2014.

IT IS SO ORDERED.

Dated: 9-3-14

CRAIG D. KARLAN
LOS ANGELES SUPERIOR COURT JUDGE

Prepared by:

Steven M. Spector
Oren Bitan
Buchalter Nemer
1000 Wilshire Boulevard, Suite 1500
Los Angeles, CA 90017-2457
Telephone: (213) 891-0700
Facsimile: (213) 896-0400
Email: sspector@buchalter.com

Counsel to
Plaintiff Hillair Investments L.P.